UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2005

CORNERSTONE BANCORP, INC.

(Exact name of registrant as specified in charter)

Connecticut		06-152404
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 Summer Street, Stamford, Connecticut	06901
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (203) 356-0111

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (12 C.F.R. 230.425)

☐	Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 C.F.R. 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

Form 8-K, Current Report

Cornerstone Bancorp, Inc.

Section 2. Financial Information.

Item 2.02. Results of Operations and Financial Condition

On April 28, 2005, Cornerstone Bancorp, Inc. (the “Company”) issued a press release announcing its financial results for the calendar quarter ended March 31, 2005. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Section 9. Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Exhibits

Exhibit Index

99.1	Press Release dated April 28, 2005.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated: April 28, 2005	CORNERSTONE BANCORP, INC.

	By:	/s/ JAMES P. JAKUBEK
James P. Jakubek
Executive Vice President